  Exhibit 99.1

Fusion Successfully Completes Financial Restructuring

Company Emerges from Chapter 11 with a Significantly Enhanced Capital Structure

ATLANTA, Jan. 14, 2020 /PRNewswire/ -- Fusion, a leading provider of integrated technology solutions, today announced that the Company, along with each of its U.S. subsidiaries, has emerged from Chapter 11 bankruptcy protection, successfully completing its financial restructuring process and implementing its plan of reorganization (the “Plan”), which was confirmed by the U.S. Bankruptcy Court for the Southern District of New York on December 17, 2019.

Approximately $400 million of the Company's indebtedness was eliminated in the reorganization. Fusion emerges from this process as a much stronger company, with a sustainable capital structure to support its future growth plans and to continue to serve customers with a comprehensive portfolio of solutions well into the future. Fusion’s balance sheet has been strengthened through a $115 million exit financing loan provided by a subset of the Company’s first lien lenders.

“We are very pleased to be emerging from our restructuring expeditiously as planned,” said Kevin Brand, President, Chief Operating Officer, and Interim Chief Executive Officer. “I greatly appreciate the support of Fusion’s dedicated employees throughout this process. We have worked closely with our customers and partners as well and look forward to building on our pipeline and increasing sales as we emerge. We plan to continue our momentum as we enter the next chapter in our history, and I look forward to working with the entire Fusion team to find additional ways to deliver value for our customers. I’m confident that the future is bright for Fusion.”

In connection with the Company’s emergence, a new Board, consisting of the following individuals, has been appointed:

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Timothy J. Bernlohr – Founder and Managing Member, TJB Management Consulting, LLC
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Kevin Brand – Interim Chief Executive Officer; President and Chief Operating Officer
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Andy Fishman – Managing Director, Vector Capital
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Wayne Rehberger – Director, QTS Realty Trust
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Dudley R. Slater – Industry Advisor, EQT
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Paul H. Sunu – Former Chief Executive Officer, FairPoint Communications
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Ilya Voytov – Head of Research, Credit Strategy, Vector Capital

Mr. Brand continued, “This process represented a collaborative and solutions-oriented partnership with our creditors through which Fusion has achieved a more sustainable capital structure. We are proud to have the support of our former lenders, who are now Fusion’s new owners, and Fusion is even better positioned to deliver our comprehensive portfolio of innovative single-source technology solutions while providing strong support for our customers and partners.”

A copy of the Confirmation Order and associated Plan can be found in the Current Report on Form 8-K filed with the Securities and Exchange Commission on December 27, 2019. Information about the bankruptcy cases can be found by visiting https://cases.primeclerk.com/Fusion.

About Fusion

Fusion, a leading provider of integrated technology solutions, is the single source for communications, managed network and cloud services. Fusion’s advanced, proprietary services platform and national footprint enable the integration of leading-edge solutions, including Unified Communications, SD-WAN and Connectivity for businesses of all sizes, regardless of location. Our innovative, yet proven technology solutions lower our customers’ cost of ownership and deliver new levels of security, flexibility, scalability and speed of deployment. For more information, please visit www.fusionconnect.com.

Cautionary Statements Regarding Forward-Looking Information

Certain statements in this Press Release constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Statements that are not historical fact are forward-looking statements. Certain of these forward-looking statements can be identified by the use of words such as "believes," "anticipates," "expects," "intends," "plans," "projects," "estimates," "assumes," "may," "should," "could," "shall," "will," "seeks," "targets," "future," or other similar expressions. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors and the company's actual results, performance or achievements could differ materially from future results, performance or achievements expressed in these forward-looking statements. Such statements include, but are not limited to, statements relating to: management's strategy, plans, opportunities, objectives, expectations, or intentions. and descriptions of assumptions underlying any of the above matters and other statements that are not historical fact.

These forward-looking statements are based on the Company’s current beliefs, intentions and expectations and are not guarantees or indicative of future performance, nor should any conclusions be drawn or assumptions be made as to the outcome of any potential transactions or strategic initiatives the Company considers. Important assumptions and other important factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, those factors, risks and uncertainties described in more detail in the risk factors set forth in Exhibit 99.3 to Fusion’s Current Report on Form 8-K filed on July 2, 2019 with the Securities and Exchange Commission (the “SEC”) and other filings with the SEC.

Although the company believes that the assumptions underlying the forward-looking statements are reasonable, any of the assumptions could be inaccurate, and therefore any of these statements may prove to be inaccurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the results or conditions described in such statements or the Company's objectives and plans will be achieved. These forward-looking statements speak only as of the date such statements were made or any earlier date indicated, and the Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events, changes in underlying assumptions or otherwise. If the Company were in any particular instance to update or correct a forward-looking statement, investors and others should not conclude that the Company would make additional updates or corrections thereafter.

Fusion Contact
Brian Coyne
pr@fusionconnect.com

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